Beyond, Inc. Reports Second Quarter Results with Sequential Revenue Growth and Significant Profitability Gains

Q2 Revenue of $282M Increased 22% Sequentially Over First Quarter 2025

Year-over-Year Net Loss narrows by 55% with Adjusted EBITDA loss of $8M improving 78% reflecting focused execution, disciplined expense management, and continued progress on path to profitability

MURRAY, Utah - July 28, 2025 - Beyond, Inc. (NYSE:BYON), owner of Bed Bath & Beyond, Overstock, buybuy BABY, and a blockchain asset portfolio, today reported financial results for the second quarter ended June 30, 2025.

Adrianne Lee, President and Chief Financial Officer of Beyond, commented, “Our second quarter results reflect substantial progress in stabilizing our business and delivering improved profitability. This gives me confidence in our ability to move from transformational efforts into executing growth initiatives. We remain disciplined on deploying capital, delivering efficiencies, identifying growth opportunities and monetizing assets -- laying the groundwork for sustainable value creation.”

Marcus Lemonis, Executive Chairman and Principal Executive Officer, added, “We continue to be laser focused on strengthening our core e-commerce retail business while actively unlocking value in our blockchain asset portfolio. With the newly signed into law GENIUS Act creating long-awaited regulatory clarity and consumer protections for digital assets, we believe the proprietary technology and innovative practices both tZERO and GrainChain bring to the business ecosystem are significant.”

Lemonis concluded, “Our strategic priorities remain unchanged, we continue to enhance our digital experience for our value-seeking customers while unifying our tech stack across our family of brands. We are excited about our first small-format Bed Bath & Beyond Home store in Nashville, Tennessee. It’s a smart, scalable model that puts our iconic brands back in the heart of communities.”

Second Quarter 2025 Results

•	Net revenue of $282 million, a decrease of 29.1% YoY*
•	Gross profit of $67 million, or 23.7% of net revenue, a 360 bps improvement YoY
•	Sales & Marketing expense of $38 million, or 13.5% of net revenue, a 320 bps improvement YoY
•	Technology and G&A expense of $37 million vs $46 million in 2024, a $9 million improvement YoY
•	Net loss of $19 million
•	Diluted net loss per share of $0.34; Adjusted diluted net loss per share (non-GAAP) of $0.22
•	Adjusted EBITDA (non-GAAP) of ($8) million, a $28 million improvement YoY
•	Cash, cash equivalents, restricted cash, and inventory totaled $156 million at the end of the second quarter
*YoY represents a year-over-year comparison of the second quarter of 2025 against the second quarter of 2024.

Earnings Webcast and Replay Information
Beyond will host a webcast to discuss its second quarter 2025 financial results and its strategic vision, key initiatives, and provide business updates on Tuesday, July 29, 2025, at 8:30 a.m. ET. To access the live webcast, visit https://investors.beyond.com. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the webcast will be available at https://investors.beyond.com shortly after the live event has ended.

On July 28, 2025, in connection with the release of financial results, the Company posted an updated presentation in the “Events & Presentation” portion of its investor relations website at https://investors.beyond.com.

About Beyond
Beyond, Inc. (NYSE:BYON), based in Murray, Utah, is an ecommerce-focused retailer with an affinity model that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers to enhance everyday life through quality, style, and value. The Company currently owns Bed Bath & Beyond, Overstock, buybuy BABY, and other related brands and websites as well as a blockchain asset portfolio. The Company regularly posts information and updates on its Newsroom and Investor Relations pages on its website, Beyond.com.

Contact Information Investor Relations ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and webcast to discuss our financial results and strategy may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our quarterly earnings reporting, forecasts of and plans for our growth, profitability, business strategy, unlocking value in our blockchain asset portfolio, improved conversion, marketing, customer retention, planned expense reductions, value and monetization of our intellectual property, future strategic ventures, global loyalty program, improved financial performance, increased shareholder value, legal and regulatory developments, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to, difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, insurance, competition, macroeconomic changes, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, risks arising from changes to our organizational structure, management, workforce or compensation structure, impacts from changing our company name, impacts from our use of the Overstock, buybuy BABY, and Bed Bath & Beyond brands or the platforms on which they are offered, our ability to generate positive cash flow, impacts from our evolving business practices, including strategic ventures, and expanded product and service offerings, impacts from directly sourced products, any problems with our infrastructure, including re-location or third-party maintenance of our computer and communication hardware, cyberattacks, data loss or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on tracking technologies, any failure to effectively utilize technological advancements or protect our intellectual property, negative economic consequences of global conflict, politics including the presidential election, and whether our partnership with Pelion Venture Partners will achieve its objectives. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, in our Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 29, 2025, and in our subsequent filings with the SEC. The Forms 10-K, 10-Q, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$120,553	$159,169
Restricted cash	26,978	26,924
Accounts receivable, net	23,347	15,847
Inventories	8,410	11,546
Prepaids and other current assets	16,567	14,021
Total current assets	195,855	227,507
Property and equipment, net	16,461	23,544
Intangible assets, net	32,576	30,246
Goodwill	6,160	6,160
Equity securities	71,619	78,186
Operating lease right-of-use assets	5,762	6,858
Other long-term assets, net	29,639	29,453
Total assets	$358,072	$401,954
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$111,414	$81,939
Accrued liabilities	47,090	73,614
Unearned revenue	37,662	43,095
Operating lease liabilities, current	811	1,342
Short-term debt, net	18,461	24,871
Total current liabilities	215,438	224,861
Operating lease liabilities, non-current	6,095	6,452
Other long-term liabilities	5,334	7,909
Total liabilities	226,867	239,222
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 64,322 and 59,560
Outstanding shares - 57,405 and 53,069	6	5
Additional paid-in capital	1,102,079	1,072,869
Accumulated deficit	(799,691)	(740,466)
Treasury stock at cost - 6,917 and 6,491	(171,526)	(169,676)
Equity attributable to stockholders of Beyond, Inc.	130,868	162,732
Equity attributable to noncontrolling interests	337	—
Total stockholders' equity	131,205	162,732
Total liabilities and stockholders' equity	$358,072	$401,954

Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net revenue	$282,251	$398,104	$513,999	$780,385
Cost of goods sold	215,282	317,936	388,898	625,858
Gross profit	66,969	80,168	125,101	154,527
Operating expenses
Sales and marketing	38,209	66,290	69,499	134,196
Technology	23,221	27,342	49,939	56,923
General and administrative	14,088	18,531	28,402	38,985
Customer service and merchant fees	9,331	15,006	18,688	28,949
Total operating expenses	84,849	127,169	166,528	259,053
Operating loss	(17,880)	(47,001)	(41,427)	(104,526)
Interest income, net	889	2,309	1,651	5,026
Other income (expense), net	(2,035)	2,231	(18,968)	(16,560)
Loss before income taxes	(19,026)	(42,461)	(58,744)	(116,060)
Provision for income taxes	287	117	481	446
Consolidated net loss	(19,313)	(42,578)	(59,225)	(116,506)
Less: Net loss attributable to noncontrolling interests	—	—	—	—
Net loss attributable to stockholders of Beyond, Inc.	$(19,313)	$(42,578)	$(59,225)	$(116,506)
Net loss per share of common stock:
Basic	$(0.34)	$(0.93)	$(1.07)	$(2.55)
Diluted	$(0.34)	$(0.93)	$(1.07)	$(2.55)
Weighted average shares of common stock outstanding:
Basic	57,503	45,742	55,593	45,665
Diluted	57,503	45,742	55,593	45,665

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Six months ended June 30,
	2025	2024
Cash flows from operating activities:
Consolidated net loss	$(59,225)	$(116,506)
Adjustments to reconcile consolidated net loss to net cash used in operating activities:
Depreciation and amortization	8,924	8,355
Non-cash operating lease cost	1,096	1,491
Stock-based compensation to employees and directors	4,480	10,035
Gain on sale of intangible assets	(5,790)	(10,250)
Loss from equity method securities	23,649	26,206
Other non-cash adjustments	1,545	(85)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,500)	726
Inventories	3,136	941
Prepaids and other current assets	(1,748)	(182)
Other long-term assets, net	(554)	132
Accounts payable	29,368	(14,897)
Accrued liabilities	(28,477)	(12,537)
Unearned revenue	(5,433)	(1,791)
Operating lease liabilities	(888)	(1,575)
Other long-term liabilities	(2,675)	(565)
Net cash used in operating activities	(35,092)	(110,502)
Cash flows from investing activities:
Purchase of equity securities	(8,000)	—
Disbursement for notes receivable	(5,232)	—
Purchase of intangible assets	(5,214)	(6,160)
Expenditures for property and equipment	(2,994)	(7,951)
Proceeds from the sale of intangible assets	1,250	10,250
Other investing activities, net	2	553
Net cash used in investing activities	(20,188)	(3,308)
Cash flows from financing activities:
Proceeds from sale of common stock, net of offering costs	24,222	—
Payments on short-term debt	(6,500)	—
Repurchase of shares	(1,311)	—
Payments of taxes withheld upon vesting of employee stock awards	(539)	(3,250)
Other financing activities, net	846	653
Net cash provided by (used in) financing activities	16,718	(2,597)
Net decrease in cash, cash equivalents, and restricted cash	(38,562)	(116,407)
Cash, cash equivalents, and restricted cash, beginning of period	186,093	302,749
Cash, cash equivalents, and restricted cash, end of period	$147,531	$186,342

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended June 30,
	2025	2024
Active customers	4,356	6,221
LTM net revenue per active customer	$259	$247
Orders delivered	1,289	1,949
Average order value	$219	$204
Orders per active customer	1.32	1.39

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended June 30,
	2025
	Diluted EPS	Less: equity method loss	Adjusted Diluted EPS
Numerator:
Net loss attributable to stockholders of Beyond, Inc.	$(19,313)	$(6,576)	$(12,737)

Denominator:
Weighted average shares of common stock outstanding—diluted	57,503	57,503	57,503

Net loss per share of common stock:
Diluted	$(0.34)	$(0.12)	$(0.22)

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net loss	$(19,313)	$(42,578)	$(59,225)	$(116,506)
Depreciation and amortization	4,080	4,395	8,924	8,355
Stock-based compensation	3,386	5,259	4,480	10,035
Interest income, net	(889)	(2,309)	(1,651)	(5,026)
Other (income) expense, net	2,035	(2,231)	18,968	16,560
Provision for income taxes	287	117	481	446
Special items (see table below)	2,341	971	6,717	1,917
Adjusted EBITDA	$(8,073)	$(36,376)	$(21,306)	$(84,219)

Special items:
Brand integration and related costs	$—	$192	$—	$203
Restructuring costs[1]	2,341	779	6,717	1,714
	$2,341	$971	$6,717	$1,917
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash used in operating activities (in thousands):

	Six months ended June 30,
	2025	2024
Net cash used in operating activities	$(35,092)	$(110,502)
Expenditures for property and equipment	(2,994)	(7,951)
Free cash flow	$(38,086)	$(118,453)